Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, David Asai, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Learning Tree International, Inc. on Form 10-K/A for the fiscal year ended September 29, 2017 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K/A fairly presents in all material respects the financial condition and results of operations of Learning Tree International, Inc.

June 26, 2018

By:	/s/ David Asai
Name:	David Asai
Title:	Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Learning Tree International, Inc. and will be retained by Learning Tree International, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.